UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21477

Name of Registrant: Western Asset/Claymore Inflation-Linked Opportunities & Income Fund,

formerly Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

Address of Principal Executive Offices: 385 East Colorado Boulevard, Pasadena, CA 91101

Name and address of agent for service:

Charles A. Ruys de Perez

385 East Colorado Boulevard

Pasadena, CA 91101

Registrant's telephone number, including area code: (410) 539-0000

Date of fiscal year end: 12/31/2007

Date of reporting period: 06/30/2007

Item 1.	Report to Shareholders.

Western Asset/Claymore

Inflation-Linked Opportunities & Income Fund

Semi-Annual Report to Shareholders

June 30, 2007

Semi-Annual Report to Shareholders

FUND HIGHLIGHTS

(Amounts in Thousands, except per share amounts) (Unaudited)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Net Asset Value	$790,219	$797,316
Per Share	$12.92	$13.03
Market Value Per Share	$11.54	$11.57
Net Investment Income	$25,967	$43,219
Per Common Share	$0.42	$0.71
Dividends Paid to Common ShareholdersA	$20,191	$40,382
Per Common Share From Net Income	$0.33	$0.44
Per Common Share From Return of Capital	—	$0.22
Dividends Paid to Preferred Shareholders	—	$17,892
Per Common Share	—	$0.29

The Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (“WIW” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after any interest in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they are traded under the symbol WIW.

Performance Information

Total return on market value measures investment performance in terms of appreciation or depreciation in market value per share, plus dividends and any capital gain distributions. Total return on net asset value measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. Total return on market value assumes that dividends and distributions were reinvested on payment date at prices obtained under the Fund’s dividend reinvestment plan. Total return on net asset value assumes that dividends and distributions were reinvested on payment date at net asset value. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

	Second Quarter 2007	Six Months Ended June 30, 2007	One Year	Average Annual Return Since InceptionB
Total Return Based on:
Market Value	(1.50)%	2.57%	8.70%	(1.12)%
Net Asset Value	(0.80)%	1.68%	4.81%	3.11%
Barclays U.S. Government Inflation-Linked 1-10 Year IndexC,D	(0.15)%	2.52%	4.14%	3.01%
Barclays U.S. Government Inflation-Linked All Maturities IndexD,E	(0.70)%	1.72%	3.96%	2.92%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit http://www.westernclaymore.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A

Total dividend distributions for the year ended December 31, 2006, were $40,382 of which $26,904 was from net investment income and $13,478 was a return of capital. Similar information, if applicable, will be provided for the December 31, 2007 Annual Report.

B	The Fund’s inception date is February 27, 2004.
C

This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

D	This return does not include reinvestment of dividends or capital gain distributions.
E	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
Similar	information, if applicable, will be provided for 2007 in the Fund’s December 31, 2007 Annual Report.

Semi-Annual Report to Shareholders

FUND HIGHLIGHTS—Continued

Investment Policies

As announced on May 14, 2007, the Fund’s investment policies will be revised to include, among others, that its portfolio be invested as follows:

•	at least 80% of its total managed assets in inflation-linked securities

•	no more than 40% of its total managed assetsF in below investment grade securities

•

up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total managed assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged)

The Fund may invest up to 20% of the portfolio in debt instruments of emerging markets issuers that are not inflation-linked securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund completed the redemption of its outstanding preferred shares on November 22, 2006.

Dividend Reinvestment Plan

The Fund and Computershare Trust Company, N.A. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (“NAV”) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010—Investor Relations telephone number (800) 426-5523.

F	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Semi-Annual Report to Shareholders

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-732-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Semi-Annual Report to Shareholders

PORTFOLIO DIVERSIFICATION

June 30, 2007A

The pie chart and bar chart above represent the Fund’s portfolio as of June 30, 2007. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation-Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment manager to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)D
September 30, 2006	$11.63	$13.26	(12.29)%	142,497
December 31, 2006	$11.57	$13.03	(11.20)%	199,356
March 31, 2007	$11.88	$13.19	(9.93)%	165,700
June 30, 2007	$11.54	$12.92	(10.68)%	155,360

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
B	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
C	Expressed as a percentage of the portfolio.
D	Amounts not in thousands.
†	Less than 0.1%

Semi-Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS

June 30, 2007 (Unaudited)

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Long-Term Securities	110.4%

U.S. Government and Agency Obligations	88.2%

Treasury Inflation-Protected SecuritiesA	88.2%
United States Treasury Inflation-Protected Security		3.875%	1/15/09	$20,123	$20,444	B
United States Treasury Inflation-Protected Security		0.875%	4/15/10	20,725	19,682	B
United States Treasury Inflation-Protected Security		2.375%	4/15/11	87,660	86,701	B
United States Treasury Inflation-Protected Security		3.000%	7/15/12	56,315	57,406	B,C
United States Treasury Inflation-Protected Security		1.875%	7/15/13	96,477	92,543	B,D
United States Treasury Inflation-Protected Security		1.625%	1/15/15	54,110	50,297	B
United States Treasury Inflation-Protected Security		2.000%	1/15/16	91,880	87,235	B
United States Treasury Inflation-Protected Security		2.375%	1/15/17	66,092	64,527	B
United States Treasury Inflation-Protected Security		2.375%	1/15/25	60,952	58,609	B
United States Treasury Inflation-Protected Security		2.000%	1/15/26	157,773	142,908	B
United States Treasury Inflation-Protected Security		2.375%	1/15/27	17,420	16,728

Total U.S. Government and Agency Obligations (Cost—$705,714)					697,080
U.S. Government Agency Mortgage-Backed Securities	4.8%

Fixed Rate Securities	4.8%
Fannie Mae		6.000%	1/1/37 to 6/1/37	38,253	37,848

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$37,517)					37,848
Corporate Bonds and Notes	4.9%

Automobiles	0.9%
Ford Motor Co.		7.450%	7/16/31	5,000	3,994	B
General Motors Corp.		8.375%	7/15/33	4,000	3,650	B

					7,644

Semi-Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Health Care Providers and Services	0.6%
Tenet Healthcare Corp.		7.375%	2/1/13	$5,000	$4,519

Independent Power Producers and Energy Traders	0.9%
Dynegy Holdings Inc.		8.750%	2/15/12	1,610	1,658	B
The AES Corp.		8.875%	2/15/11	5,000	5,269

					6,927

Metals and Mining	0.5%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	4,060	4,334

Oil, Gas and Consumable Fuels	2.0%
El Paso Corp.		7.750%	1/15/32	5,000	5,036
Pemex Project Funding Master Trust		8.625%	12/1/23	4,410	5,374
The Williams Cos. Inc.		7.500%	1/15/31	5,000	5,175

					15,585

Total Corporate Bonds and Notes (Cost—$36,469)					39,009
Asset-Backed Securities	0.1%

Fixed Rate Securities	0.1%
Mutual Fund Fee Trust XIII Series 2000-3		9.070%	7/1/08	4,793	350	E,F

Total Asset-Backed Securities (Cost—$329)					350
Yankee BondsG	12.4%

Commercial Banks	2.4%
ATF Capital BV		9.250%	2/21/14	4,280	4,558	H
Glitnir Banki Hf		6.693%	6/15/16	2,540	2,616	H,I
HSBK Europe BV		7.250%	5/3/17	3,280	3,219	B,H
ICICI Bank Ltd.		6.375%	4/30/22	433	410	H,I
ICICI Bank Ltd.		6.375%	4/30/22	1,052	1,000	H,I
Kaupthing Bank Hf		7.125%	5/19/16	4,410	4,659	H
TuranAlem Finance BV		8.250%	1/22/37	160	154	H
TuranAlem Finance BV		8.250%	1/22/37	2,280	2,194	H

					18,810

Diversified Telecommunication Services	0.1%
Axtel SA		11.000%	12/15/13	325	357

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Yankee Bonds—Continued

Foreign Government	7.8%
Federative Republic of Brazil		11.000%	8/17/40	$9,972	$13,078	B
Republic of Argentina		7.000%	9/12/13	5,400	5,130
Republic of Colombia		11.750%	2/25/20	2,055	3,036
Republic of Colombia		7.375%	9/18/37	4,440	4,928	B
Republic of Ecuador		10.000%	8/15/30	2,350	1,927	H,I
Republic of El Salvador		8.250%	4/10/32	1,504	1,842	H
Republic of Panama		9.375%	4/1/29	1,535	2,034	B
Republic of Panama		6.700%	1/26/36	2,973	3,033
Republic of Peru		8.750%	11/21/33	2,862	3,706	B
Republic of Peru		6.550%	3/14/37	1,290	1,297
Republic of Venezuela		5.750%	2/26/16	669	562
Republic of Venezuela		9.375%	1/13/34	1,168	1,218
Russian Federation		7.500%	3/31/30	7,671	8,450	H,I
United Mexican States		7.500%	4/8/33	252	292
United Mexican States		6.750%	9/27/34	10,421	11,114

					61,647

Metals and Mining	0.4%
Vale Overseas Ltd.		6.875%	11/21/36	2,900	2,915

Oil, Gas and Consumable Fuels	1.1%
Gazprom		6.212%	11/22/16	2,410	2,347	H
Gazprom		6.510%	3/7/22	1,430	1,412	H
Petrozuata Finance Inc.		8.220%	4/1/17	5,025	5,025	H

					8,784

Road and Rail	0.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	1,010	1,081

Wireless Telecommunication Services	0.5%
True Move Co. Ltd.		10.750%	12/16/13	2,040	2,162	H
UBS Luxembourg SA for OJSC Vimpel Communications		8.250%	5/23/16	1,870	1,953	H

					4,115

Total Yankee Bonds (Cost—$93,820)					97,709

Total Long-Term Securities (Cost—$873,849)					871,996

Semi-Annual Report to Shareholders

PORTFOLIO OF INVESTMENTS—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	% OF NET ASSETS	PAR	VALUE
Investment of Collateral from Securities Lending	25.3%
State Street Navigator Securities Lending Prime Portfolio		200,196 shs	$200,196

Total Investment of Collateral from Securities Lending (Cost—$200,196)			200,196
Total Investments (Cost—$1,074,045)	135.7%		1,072,192
Obligation to Return Collateral For Securities Loaned	(25.3)%		(200,196)
Other Assets Less Liabilities	(10.4)%		(81,777)

Net Assets	100.0%		$790,219

	EXPIRATION	ACTUAL CONTRACTS	DEPRECIATION

Futures Contracts PurchasedJ
Eurodollar Futures	September 2007	810	$(540)
Eurodollar Futures	March 2008	140	(123)
U.S. Treasury Note Futures	September 2007	139	(132)
U.S. Treasury Note Futures	September 2007	403	(257)

			$(1,052)

A

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	All or a portion of this security is on loan.
C	All or a portion of this security is collateral to cover futures and options contracts written.
D	Position, or a portion thereof, with an aggregate market value of $54,563 has been segregated to collateralize reverse repurchase agreements.
E	Private Placement.
F

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill Rate. The coupon rates are the rates as of June 30, 2007.

G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 5.56% of net assets.

I

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

J	Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Semi-Annual Report to Shareholders

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Assets:
Investment securities at market value (Cost—$1,074,045)A		$1,072,192
Swap contracts at value		1,615
Cash		384
Interest receivable		10,001
Futures variation margin receivable		364

Total assets		1,084,556

Liabilities:
Obligation to return collateral for securities loaned	$200,196
Payable for securities purchased	37,587
Payable for reverse repurchase agreement	55,158
Accrued advisory fee	401
Accrued administration fee	10
Accrued expenses	458
Income distribution payable	527

Total liabilities		294,337

Net Assets		$790,219

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 61,184 shares issued and outstanding (Note 4)		$856,453
Undistributed net investment income		5,776
Accumulated net realized loss on investments, options, futures and swaps		(70,860)
Net unrealized depreciation on investments, futures and swaps		(1,150)

Net Assets		$790,219

Net asset value per share of common shares ($790,219 divided by 61,184 common shares issued and outstanding)		$12.92

A	Market value of securities on loan is $196,207.

See notes to financial statements.

Semi-Annual Report to Shareholders

STATEMENTS OF OPERATIONS

(Amounts in Thousands) (Unaudited)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2007
Investment Income:
Interest	$28,914
Income from securities loaned	76

Total income		$28,990

Expenses:
Advisory and administration fees	2,452
Audit and legal fees	142
Custodian fees	49
Trustees’ fees and expenses	63
Registration fees	24
Reports to shareholders	40
Proxy expense	29
Transfer agent and shareholder servicing expense:	17
Other expenses	53

Total operating expenses	2,869
Less: Compensating balance credits	(4)
Interest expense	158

Net expenses		3,023

Net Investment Income		25,967

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	154
Options	53
Futures	(2,618)
Swaps	720

		(1,691)
Change in unrealized appreciation/depreciation of investments, futures and swaps		(11,182)

Net Realized and Unrealized Loss on Investments		(12,873)

Change in Net Assets Resulting From Operations		$13,094

See notes to financial statements.

Semi-Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2007	FOR THE YEAR ENDED DECEMBER 31, 2006
Change in Net Assets:	(Unaudited)
Net investment income	$25,967	$43,219
Net realized loss	(1,691)	(14,713)
Change in unrealized appreciation/depreciation	(11,182)	3,613
Dividends to preferred shareholders from net investment income	—	(17,892)

Change in Net Assets Applicable to Common Shareholders Resulting from Operations	13,094	14,227

Distributions to Common Shareholders from:
Net investment income	(20,191)	(26,904)
Return of capital	—	(13,478)

Net increase/(decrease) in net assets applicable to common shareholders	(7,097)	(26,155)

Net Assets:
Beginning of period	797,316	823,471

End of period	$790,219	$797,316

Undistributed net investment income	$5,776	$—

See notes to financial statements.

Semi-Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	FOR THE SIX MONTHS ENDED JUNE 30, 2007		FOR THE YEARS ENDED DECEMBER 31,
			2006		2005	2004A
	(Unaudited)
Net asset value, beginning of period	$13.03		$13.46		$14.00	$14.33	B

Investment Operations:
Net investment income	.42	C	.71	C	1.15	.97
Net realized and unrealized loss	(.20)		(.19)		(.53)	(.32)

Total from investment operations	.22		.52		.62	.65
Dividends paid to preferred shareholders	—		(.29)		(.22)	(.08)

Total from investment operations applicable to common shareholders	.22		.23		.40	.57

Dividends paid to common shareholders from net investment income	(.33)		(.44)		(.94)	(.87)
Dividends paid to common shareholders from tax return of capital	—		(.22)		—	—

Total distributions	(.33)		(.66)		(.94)	(.87)

Offering costs charged to paid-in-capital	—		—		—	(.03)

Net asset value, end of period	$12.92		$13.03		$13.46	$14.00

Market value, end of period	$11.54		$11.57		$11.87	$12.82

Average market value per share, end of period	$11.72		$11.59		$12.58	$13.33

Total Investment Return Based On:D
Market value	2.57	%E	3.15%		(.26)%	(8.73	)%E
Net asset value	1.68	%E	1.76%		2.94%	3.99	%E,F

Ratios And Supplemental Data:
Ratio of total expense to average weekly net assets (including interest expense) attributable to:
Common sharesG	.76	%I	1.43%		1.47%	1.30	%I
Total managed assetsG,J,K	.76	%I	.95%		.93%	.83	%I

Ratio of net expense to average weekly net assets (including interest expense) attributable to:
Common sharesH	.76	%I	1.43%		1.47%	1.30	%I
Total managed assetsH,J,K	.76	%I	.94%		.93%	.83	%I

Ratio of net expense to average weekly net assets (excluding interest expense) attributable to:
Common sharesH	.72	%I	1.15%		1.20%	1.09	%I
Total managed assetsH,J,K	.72	%I	.76%		.76%	.70	%I

Ratio of net investment income to average weekly net assets attributable to:
Common shares	6.55	%I	5.39%		8.46%	8.42	%I
Total managed assetsJ,K	6.52	%I	3.56%		5.37%	5.42	%I

Asset coverage on preferred shares, end of periodL	N/A	K	N/A	K	301%	308	%E
Portfolio turnover rate	49	%E	112%		113%	54	%E
Net Assets, end of period (in thousands)	$790,219		$797,316		$823,471	$856,560

A	For the period February 27, 2004 (commencement of operations) to December 31, 2004.
B	Net of sales load of $0.675 on initial shares issued.
C	Computed using average daily shares outstanding.
D

Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected in the calculations.

E	Not annualized
F	Total return on NAV includes offering costs. If offering costs were excluded, the total return would have been 4.20%.
G	This ratio reflects total expenses before compensating balance credits.
H	This ratio reflects expenses net of compensating balance credits.
I	Annualized
J	Total managed assets included the liquidation value of preferred shares through November 22, 2006.
K	The last series of preferred shares was redeemed on November 22, 2006.
L	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of preferred shares divided by the value of outstanding preferred stock.

N/A - Not applicable.

See notes to financial statements.

Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

(Amounts in Thousands) (Unaudited)

1.  Significant Accounting Policies:

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (“Fund”) (formerly: Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund commenced operations on February 27, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

With respect to the Fund, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2007, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
$434,338	$39,088	$280,993	$112,036

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among

Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily based upon valuations furnished by an independent pricing service or quotations provided by brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. The Fund had no open short sales as of June 30, 2007.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Semi-Annual Report to Shareholders

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term gains and net gains on foreign currency transactions are treated as ordinary income for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. The Fund had unused capital loss carry forwards for federal income tax purposes at December 31, 2006, of $27,145, expiring in 2012 and $10,088, expiring in 2013 and $30,023, expiring in 2014.

3. Financial Instruments:

Option Transactions

As part of its investment program, the Fund may utilize options and futures. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Activity in written call and put options during the six months ended June 30, 2007, was as follows:

	Calls		Puts
	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at December 31, 2006	—	$—	209	$61
Options written	—	—	17,000,224	226
Options closed	—	—	(112)	(50)
Options expired	—	—	(112)	(50)
Options exercised	—	—	(17,000,209)	(187)

Options outstanding at June 30, 2007	—	$—	—	$—

Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which the Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. Interest rate swap contracts involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Semi-Annual Report to Shareholders

The following is a summary of open credit default swap contracts outstanding as of June 30, 2007.

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX HVOL 7)	June 20, 2012	Specified amount upon credit event noticeA	0.75% Quarterly	$17,000	$(61)
JP Morgan Chase & Co. (Eastman Kodak Corporation, 7.25%, due 11/15/13)	March 20, 2011	Specified amount upon credit event noticeB	2.6% Quarterly	10,000	327
JP Morgan Chase & Co. (Ford Motor Credit Corporation, 7%, due 10/01/13)	March 20, 2011	Specified amount upon credit event noticeB	5.1% Quarterly	10,000	742
JP Morgan Chase & Co. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2011	Specified amount upon credit event noticeB	4.17% Quarterly	10,000	747

				$47,000	$1,755

A	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000.
B	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000; upon default, the Fund will pay $10,000.

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts for various reasons, including in connection with its interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at June 30, 2007 are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the period ended June 30, 2007, the average amount of reverse repurchase agreements outstanding was $55,000 and the daily weighted average interest rate was 5.17%.

As of June 11, 2007, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank for $55,000. The Reverse Repurchase Agreement which matured on July 10, 2007, was recorded at cost and was collateralized by a U.S. Treasury Inflation Protected Security with a par value of $50,401 and a market value as of June 30, 2007, of $55,229. The implied interest rate on the Reverse Repurchase Agreement was 5.17% at June 30, 2007.

Semi-Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS—Continued

4. Common Shares:

Of the 61,184 shares of common stock outstanding at June 30, 2007, the Investment Adviser owned 7 shares, and 102 shares had been issued pursuant to the Dividend Reinvestment Plan.

5. Preferred Shares (amounts are not in thousands):

Between November 9, 2006 and November 15, 2006, the 16,400 Auction Market Preferred Shares (“Preferred Shares”) outstanding consisting of five series: 3,280 shares each of Series M, Series T, Series W, Series TH, and Series F were redeemed. The Preferred Shares had a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

6. Securities Lending:

The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. As of June 30, 2007, the market value of securities on loan is $196,207.

7. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $125.

8. Trustee Compensation (amounts are not in thousands):

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $2,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

9. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. Management has evaluated the impact of FIN 48 on the Fund and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. FIN 48 became effective for fiscal periods beginning after December 15, 2006 with implementation for calendar year-end mutual funds required by June 29, 2007.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning

Semi-Annual Report to Shareholders

after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

10. Shareholder Meeting Results (share amounts are not in thousands):

The Fund’s annual meeting of shareholders was held on May 14, 2007. Of the 61,184,134 common shares outstanding, the following shares were voted at the meeting:

	For	Withheld
Election of Trustees:
R. Jay Gerken	46,707,175	5,690,063
Ronald E. Toupin, Jr.	46,706,823	5,690,415

Western Asset/Claymore Inflation-Linked

Opportunities & Income Fund

The Board of Trustees

R. Jay Gerken

Nicholas Dalmaso

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken, President

Charles A. Ruys de Perez, Vice-President

Todd F. Kuehl, Chief Compliance Officer

Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Susan C. Curry, Assistant Treasurer

Melissa J. Nguyen, Secretary

Mark Mathiasen, Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Investment Manager

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, MA 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

This report is sent to shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIW-SAR-TN07-820

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Not applicable for semi-annual reports.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a) (3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By: /s/ R. Jay Gerken

R. Jay Gerken

President

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ R. Jay Gerken

R. Jay Gerken

President

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date: August 20, 2007

By: /s/ Marie K. Karpinski

Marie K. Karpinski

Treasurer and Principal Financial and Accounting Officer

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date: August 17, 2007